Derivative Instruments	12 Months Ended
Dec. 31, 2025
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments	DERIVATIVE INSTRUMENTS
We use operational and economic hedges, foreign currency
exchange forward contracts, net investment hedges (both
derivative and non-derivative financial instruments) and interest rate derivative instruments to manage the impact of currency exchange and interest rate fluctuations on earnings, cash flow and equity. We do not enter into derivative instruments for
speculative purposes. We are exposed to potential credit loss in the event of nonperformance by counterparties on our
outstanding derivative instruments but do not anticipate
nonperformance by any of our counterparties. Should a
counterparty default, our maximum loss exposure is the asset balance of the instrument.
Foreign Currency Hedges

2025	Cash Flow	Net Investment	Non- Designated	Total
Gross notional amount	$1,738	$2,647	$4,391	$8,776
Maximum term in years				8.7
Fair value:
Other current assets	$33	$—	$11	$44
Other noncurrent assets	2	—	—	2
Other current liabilities	(10)	(71)	(21)	(102)
Other noncurrent liabilities	(2)	(66)	—	(68)
Total fair value	$23	$(137)	$(10)	$(124)
2024	Cash Flow	Net Investment	Non- Designated	Total
Gross notional amount	$1,588	$2,338	$5,164	$9,090
Maximum term in years				9.7
Fair value:
Other current assets	$43	$24	$119	$186
Other noncurrent assets	4	35	—	39
Other current liabilities	(29)	—	(41)	(70)
Other noncurrent liabilities	(3)	(4)	—	(7)
Total fair value	$15	$55	$78	$148
We had €2.3 billion at December 31, 2025 and 2024 in certain forward currency contracts designated as net investment hedges, for which the maximum term is 8.7 years, to hedge a portion of our investments in certain of our entities with functional
currencies denominated in Euros. In addition to these derivative financial instruments designated as net investment hedges, we had €5.0 billion at December 31, 2025 and 2024 of senior
unsecured notes designated as net investment hedges to
selectively hedge portions of our investment in certain
international subsidiaries. The currency effects of our Euro-
denominated senior unsecured notes are reflected in AOCI within shareholders' equity where they offset gains and losses recorded on our net investment in international subsidiaries.
The total after-tax gain (loss) recognized in OCI related to designated net investment hedges was ($715) in 2025.

Currency Exchange Rate Gains (Losses) Recognized in Net Earnings
Derivative Instrument	Recognized in:	2025	2024	2023
Cash Flow	Cost of sales	$25	$31	$39
Net Investment	Other income	44	35	34
Non-Designated	Other income	33	40	25
	Total	$102	$106	$98
Pretax gains (losses) on derivatives designated as cash flow hedges of $39 and net investment hedges of $38 recorded in
AOCI are expected to be reclassified to cost of sales and other income in earnings within 12 months of December 31, 2025. This cash flow hedge reclassification is primarily due to the sale of inventory that includes previously hedged purchases. A
component of the AOCI amounts related to net investment
hedges is reclassified over the life of the hedge instruments as we elected to exclude the initial value of the component related to the spot-forward difference from the effectiveness assessment.
Interest Rate Hedges
Pretax gains of $5 recorded in AOCI related to interest rate hedges closed in conjunction with debt issuances are expected to be reclassified to interest expense in earnings within 12 months of December 31, 2025. The cash flow effect of interest rate
hedges is recorded in cash flow from operations.